Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN AND WESTERN DISTRICTS OF TEXAS

HOUSTON DIVISION

IN RE:	§
§
Memorial Production Partners LP, et al.	§	CASE NO. 17-30262
	§	CHAPTER 11
§
DEBTOR	§

CHAPTER 11 POST-CONFIRMATION REPORT

FOR THE QUARTER ENDING SEPTEMBER                    2017

1. ☑ Quarterly or ☐ Final (check one)

2. SUMMARY OF DISBURSEMENTS*:

A. Disbursements made under the plan (itemize on page 3)	$0.00

B. Disbursements not under the plan	$97,270,000.00

Total Disbursements	$97,270,000.00

*ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, UNDER THE PLAN OR OTHERWISE, MUST BE ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

3.	Has the order confirming plan become final?		☑	Yes	☐	No

4.	Are Plan payments being made as required under the Plan?		☑	Yes	☐	No

5.	If “No”, what Plan payments have not been made and why?

	Please explain:	N/A

6.	If plan payments have not yet begun, when will the first plan payment be made? (Date)

7.	What date did the reorganized debtor or successor of the debtor under the plan assume the business or management of the property treated under the plan? 5/4/2017 (Date)

8.	Please describe any factors which may materially affect your ability to obtain a final decree at this time.

None

9.	Complete the form for Plan Disbursements attached.

10. CONSUMMATION OF PLAN:

A. If this is a final report, has an application for Final Decree been submitted*?	INITIALS

☐ Yes Date application was submitted	DATE

☒ No Date when application will be submitted	UST USE ONLY

*(if required by Local Rule)

B. Estimated Date of Final Payment Under Plan

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Matthew Hoss	DATE:	10/31/2017
Matthew Hoss
(PRINT NAME)

Memorial Production Partners LP, et al.

3Q 2017 Consolidated Cash Flows

Amounts in thousands

	Jul-17	Aug-17	Sep-17	3Q 2017
Beginning Cash Balance	$10,951	$13,812	$17,558	$10,951	2)

Receipts
Collections	$33,592	$34,044	$32,507	$100,143
Other Receipts	—	1,035	—	1,035
Borrowing	—	—	—	—

Total Receipts	$33,592	$35,079	$32,507	$101,178

Operating Disbursements
LOE/Capex/Other Op. Ex.	$12,517	$12,125	$16,765	$41,407
G&A	1,575	857	1,192	3,624
Payroll	3,215	4,973	3,676	11,864
Royalties	5,724	5,650	5,704	17,078
Taxes	519	834	772	2,125

Total Operating Disbursements	$23,550	$24,439	$28,109	$76,098

Non-Operating Disbursements
Restructuring Fees	$248	$15	$121	$384
Bank Fees	—	—	—	—
Debt / Interest Payments	6,933	6,879	6,976	20,788

Total Non-Operating Disbursements	$7,181	$6,894	$7,097	$21,172

Net Plan Disbursements
Plan Effects Receipts	$—	$—	$—	$—
Plan Effects Disbursements	—	—	—	—

Total Net Plan Disbursements	$—	$—	$—	$—

Net Cash Flow	$2,861	$3,746	$(2,699)	$3,908

Ending Cash Balance	$13,812	$17,558	$14,859	$14,859	2)

Notes:

1)	This Disbursement Summary is unaudited and does not purport to represent financial statements prepared in accordance with generally accepted accounting principles nor are they intended to fully reconcile to the financial statements prepared by the Reorganized Debtor (“the Company”). Information contained in the Disbursement Summary has been derived from the Company’s books and records. Therefore, in order to comply with their obligations to provide quarterly reporting during the Chapter 11 case, the Company has prepared this quarterly report using the best information presently available to them. This Disbursement Summary is true and accurate to the best of the Company’s knowledge, information and belief based on current available data. The financial results contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the consolidated financial results of the Company in the future. The information contained herein is unaudited, limited in scope, and subject to change.
2)	Ending Cash Balances reflect only operating bank accounts and exclude restricted cash accounts

UNITED STATES BANKRUPTCY COURT

CASE NAME:	Memorial Production Partners LP, et al.					PETITION DATE:		01/16/17
CASE NUMBER:	17-30262					DISTRICT OF TEXAS:		Southern
PLAN EFFECTIVE DATE:	5/4/2017					DIVISION:		Houston
Disbursement and Fee Summary - 3Q 2017
		Disbursements				Fees In USD
Case Number	Entity Name	Jul-17	Aug-17	Sep-17	3Q17 Total	Fee	Balance Due per UST	Difference
17-30262	Memorial Production Partners LP	—	—	—	—	325	325	—
17-30248	Memorial Production Finance Corporation	—	—	—	—	325	325	—
17-30249	San Pedro Bay Pipeline Company	153,091	159,171	152,146	464,408	4,875	4,875	—
17-30250	Rise Energy Beta, LLC	2,073,531	1,936,499	2,198,862	6,208,891	13,000	13,000	—
17-30251	Rise Energy Minerals, LLC	—	—	—	—	325	325	—
17-30252	Rise Energy Operating, LLC	—	—	—	—	325	325	—
17-30253	Beta Operating Company, LLC	678,770	738,864	782,424	2,200,058	9,750	9,750	—
17-30254	Columbus Energy, LLC	1,252,399	1,150,037	1,313,312	3,715,748	10,400	10,400	—
17-30255	WHT Carthage LLC	—	—	—	—	325	325	—
17-30256	WHT Energy Partners LLC	552,600	518,783	665,793	1,737,175	6,500	6,500	—
17-30257	Memorial Energy Services LLC	—	—	—	—	325	325	—
17-30258	Memorial Midstream LLC	—	—	—		325	325	—
17-30259	Memorial Production Operating LLC	22,805,526	21,856,950	26,417,512	71,079,988	30,000	30,000	—
17-30260	MEMP Services LLC	3,215,049	4,973,036	3,675,547	11,863,633	13,000	13,000	—
17-30261	Memorial Production Partners GP LLC	—	—	—	—	325	325	—

	Total	30,730,965	31,333,340	35,205,596	97,269,901	90,125	90,125	—

Notes: